UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 19, 2013

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employe rIdentification No.)

Fourth Floor, Connaught House,

One Burlington Road, Dublin 4, Ireland

011-353-1-634-7800

(Address of principal executive offices, including zip code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Tender Offer Agreement

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2013 (the “Initial Form 8-K”), on December 19, 2013, Jazz Pharmaceuticals Public Limited Company (“Jazz Pharmaceuticals”), Jazz Pharmaceuticals Italy S.r.l., an Italian società a responsabilità limitata (“Purchaser”) and a wholly-owned subsidiary of Jazz Pharmaceuticals, and Gentium S.p.A., a società per azioni incorporated in Italy (“Gentium”), entered into a Tender Offer Agreement (the “Tender Offer Agreement”), pursuant to which Jazz Pharmaceuticals will commence a tender offer (the “Offer”) to purchase all of the outstanding ordinary shares of Gentium, no par value per share (“Ordinary Shares”), and all outstanding American Depositary Shares, each representing one Ordinary Share and evidenced by an American Depositary Receipt issued by the Bank of New York, as depositary (the “ADSs” and, together with the Ordinary Shares, the “Company Shares”), of Gentium at a purchase price of $57.00 per Company Share, net to the seller in cash, without interest thereon, less any required withholding taxes.

Support Agreements

In connection with the Tender Offer Agreement, certain shareholders of Gentium, including certain members of its board of directors and its management team, entered into support agreements with Jazz Pharmaceuticals (collectively, the “Support Agreements”) pursuant to which they each agreed, among other things, to: (i) promptly tender all of their Company Shares into the Offer; (ii) not transfer their Company Shares, subject to certain limited exceptions; (iii) vote their Company Shares against, among other things, any alternative acquisition transaction with respect to Gentium; and (iv) not solicit any employees of Gentium for a period of either one year or eighteen months following the closing of the Offer. Each of the Support Agreements provides that, if the Tender Offer Agreement is terminated under certain circumstances involving, among other things, an alternative acquisition proposal, then the restrictions on transfer of Company Shares and the voting covenants contained therein will continue in effect for a period of six months following the termination of the Tender Offer Agreement. Approximately 15% of the total outstanding Company Shares (and approximately 22% of the number of fully diluted Company Shares) as of the date of the Tender Offer Agreement are subject to the Support Agreements.

The Support Agreements with certain directors and the members of senior management of Gentium also include a covenant not to compete with Gentium in the United States, Canada, Europe or Japan for a period of three years following the closing of the Offer.

Item 9.01 of the Initial Form 8-K is being amended by this Amendment No. 1 to Form 8-K (this “Report”) to include the Tender Offer Agreement as Exhibit 2.1 and the form of Support Agreement as Exhibit 99.3. Such information should be read in conjunction with the Initial Form 8-K. The summary of the Tender Offer Agreement and the transactions contemplated thereby set forth above and in the Initial 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tender Offer Agreement attached as Exhibit 2.1, which is incorporated herein by reference. The summary of the Support Agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the form of Support Agreement filed as Exhibit 99.3 hereto, and is incorporated into this Report by reference. The Tender Offer Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Jazz Pharmaceuticals, Purchaser or Gentium, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer. The Tender Offer Agreement contains representations and warranties that are the product of negotiations among the parties thereto, and solely for the benefit of, each other as of specified dates. In particular, the assertions embodied in the representations and warranties contained in the Tender Offer Agreement are qualified by information in confidential disclosure letter provided by the parties thereto in connection with the signing of the Tender Offer Agreement. This disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Tender Offer Agreement. Moreover, certain representations and warranties in the Tender Offer Agreement were used for the purpose of allocating risk between Jazz Pharmaceuticals, Purchaser and Gentium, rather than establishing matters of fact and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, you should not rely on the representations and warranties in the Tender Offer Agreement as characterizations of the actual state of facts about Jazz Pharmaceuticals, Purchaser or Gentium or any of their respective businesses.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Tender Offer Agreement, dated December 19, 2013, by and among Jazz Pharmaceuticals Public Limited Company, Jazz Pharmaceuticals Italy S.r.l. and Gentium S.p.A.*

99.1	Joint Press Release of Jazz Pharmaceuticals and Gentium issued on December 19, 2013**

99.2	Jazz Pharmaceuticals investor presentation first made available on December 19, 2013**

99.3	Form of Support Agreement

*	Schedules and certain exhibits to the Tender Offer Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Jazz Pharmaceuticals hereby undertakes to furnish supplementally copies of any omitted schedules and exhibits upon request by the SEC.
**	Previously filed.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This Amendment No. 1 to Form 8-K contains forward-looking statements, including, but not limited to, statements related to the anticipated consummation of the Offer and the timing and benefits thereof, the expected financing for the Offer, and other statements that are not historical facts. These forward-looking statements are based on Jazz Pharmaceuticals’ current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Jazz Pharmaceuticals’ ability to complete the Offer on the proposed terms and schedule, including risks and uncertainties related to the satisfaction of closing conditions. There can be no assurance that Jazz Pharmaceuticals will be able to complete the transactions contemplated by the Tender Offer Agreement on the anticipated terms, or at all. Additional risks and uncertainties relating to Jazz Pharmaceuticals and its business can be found under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals plc’s SEC filings and reports (Commission File No. 001-33500), including in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed with the SEC. Jazz Pharmaceuticals undertakes no duty or obligation to update any forward-looking statements contained in this Amendment No. 1 to Form 8-K as a result of new information, future events or changes in its expectations.

Additional Information and Where to Find It

The tender offer for the outstanding shares of Gentium (including those shares represented by American Depositary Shares) referenced in this Current Report on Form 8-K has not yet commenced. This announcement is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Gentium, nor is it a substitute for the tender offer materials that Jazz Pharmaceuticals and its acquisition subsidiary will file with the U.S. Securities and Exchange Commission (the “SEC”) upon commencement of the tender offer. At the time the tender offer is commenced, Jazz Pharmaceuticals and its acquisition subsidiary will file tender offer materials on Schedule TO, and Gentium will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other tender offer documents) and the Solicitation/Recommendation Statement will contain important information. Holders of shares of Gentium are urged to read these documents when they become available because they will contain important information that holders of Gentium securities should consider before making any decision regarding tendering their securities. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of shares of Gentium at no expense to them. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at http://www.sec.gov or by (i) directing a request to Jazz Pharmaceuticals plc, c/o Jazz Pharmaceuticals,

Inc., 3180 Porter Drive, Palo Alto, California 94304, U.S.A., Attention: Investor Relations, (ii) calling +353 1 634 7892 (Ireland) or + 1 650 496 2800 (U.S.) or (iii) sending an email to investorinfo@jazzpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Jazz Pharmaceuticals’ website at www.jazzpharmaceuticals.com under the heading “Investors” and then under the heading “SEC Filings”.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Jazz Pharmaceuticals and Gentium file annual, quarterly (except in the case of Gentium) and special reports and other information with the SEC. You may read and copy any reports or other information filed by Jazz Pharmaceuticals or Gentium at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Jazz Pharmaceuticals’ and Gentium’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

Date: December 20, 2013

	By:	/s/ Suzanne Sawochka Hooper
	Name:	Suzanne Sawochka Hooper
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Tender Offer Agreement, dated December 19, 2013, by and among Jazz Pharmaceuticals Public Limited Company, Jazz Pharmaceuticals Italy S.r.l. and Gentium S.p.A.*

99.1	Joint Press Release of Jazz Pharmaceuticals and Gentium issued on December 19, 2013**

99.2	Jazz Pharmaceuticals investor presentation first made available on December 19, 2013**

99.3	Form of Support Agreement

*	Schedules and certain exhibits to the Tender Offer Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Jazz Pharmaceuticals hereby undertakes to furnish supplementally copies of any omitted schedules and exhibits upon request by the SEC.
**	Previously filed.

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